UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21467

LMP Capital and Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eight Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2012

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

May 31, 2012

Semi-Annual Report

LMP Capital and Income Fund Inc.
(SCD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	LMP Capital and Income Fund Inc.

Fund objective

The Fund’s investment objective is total return with an emphasis on income.

What’s inside

Letter from the chairman	II

Investment commentary	IV

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	8

Statement of operations	9

Statements of changes in net assets	10

Statement of cash flows	11

Financial highlights	12

Notes to financial statements	14

Additional shareholder information	24

Dividend reinvestment plan	25

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of LMP Capital and Income Fund Inc. for the six-month reporting period ended May 31, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

On April 5, 2012, the Fund announced that, in accordance with its tender offer for up to 946,492 of its issued and outstanding shares of common stock which expired on March 29, 2012, the Fund had accepted that number of shares for payment at $13.70 per share. These shares represent approximately 5% of the Fund’s then outstanding shares.

A total of 4,050,279 shares were properly tendered and not withdrawn by March 29, 2012, the final date for withdrawals. Because the number of shares tendered exceeded 946,492 shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, 23.37% of shares for each stockholder who properly tendered shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted shares on April 5, 2012.

The Fund previously announced that it would commence a tender offer on or about March 1, 2012 if the Fund’s shares had traded at a market price that represented an average daily discount from net asset value of more than 5% during a January 19, 2012 to February 18, 2012 measuring period. The offer commenced on February 29, 2012 and expired at 5:00 pm, New York time, on March 29, 2012. The tender offer was made and stockholders were notified in accordance with the terms and conditions specified in the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, either by publication or mailing or both.

LMP Capital and Income Fund Inc.	III

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•                  Fund prices and performance,

•                  Market insights and commentaries from our portfolio managers, and

•                  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

June 29, 2012

IV	LMP Capital and Income Fund Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended May 31, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.8% in the third quarter of 2011. The economy then gathered some momentum late in 2011, as the Commerce Department reported that fourth quarter GDP growth was 3.0% – the fastest pace since the second quarter of 2010. However, economic growth in the U.S. then moderated somewhat, as the Commerce Department reported that first quarter 2012 GDP growth was 1.9%.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.7%. Unemployment then generally declined over the next five months and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then moved up to 8.2% in May 2012. The housing market showed some positive signs, although it still appears to be searching for a bottom. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales fell 1.5% on a seasonally adjusted basis in May 2012 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $182,600 in May 2012, up 7.9% from May 2011. In addition, the inventory of unsold homes fell 0.4% in May versus the previous month.

The manufacturing sector overcame a soft patch in the summer of 2011 and continued to expand during the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011, it had a reading of 50.6, its lowest reading in two years (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector gathered momentum and ended January 2012 at 54.1, its highest reading since June 2011. After falling to 52.4 in February, the PMI rose to 53.4 in March and 54.8 in April. The PMI then dipped to 53.5 in May 2012.

LMP Capital and Income Fund Inc.	V

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions – including low rates of resource utilization and a subdued outlook for inflation over the medium run – are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, after the reporting period ended, the Fed announced that it would extend Operation Twist until the end of 2012 and that it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Q. What factors impacted the U.S. stock market during the reporting period?

A. After a strong start, the U.S. stock market gave back a portion of its gains late in the reporting period. Investor risk appetite was generally robust over the first four months of the period due to some better-than-expected economic data and signs of progress in Europe. However, fears related to the European sovereign debt crisis caused the market to modestly weaken in April. The sell-off escalated in May, given renewed fears of contagion from Europe and some disappointing economic data in the U.S. All told, for the six months ended May 31, 2012, the S&P 500 Indexv returned 6.23%.

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the six months ended May 31, 2012, with the large-cap Russell 1000 Indexvi returning 6.23%. In contrast, the Russell Midcap Indexvii and the small-cap Russell 2000 Indexviii returned 4.89% and 4.06%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 6.55% and 5.56%, respectively.

Looking at the energy master limited partnership (“MLP”) market, fundamentals remained robust over the past six months. Continued U.S. production growth for crude oil, natural gas and natural gas liquids spurred a large scale energy infrastructure build out. In general, energy MLP cash flows remain strong and company balance sheets continue to be well positioned to finance anticipated growth projects. For energy MLP securities, this has resulted in continued and accelerating distribution growth. In terms of performance, the Alerian MLP Indexxi returned 2.01% over the reporting period.

Q. Did Treasury yields trend higher or lower during the six months ended May 31, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.25% and 2.08%, respectively. With the

VI	LMP Capital and Income Fund Inc.

Investment commentary (cont’d)

economy initially gathering some momentum, Treasury yields moved higher during the first half of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then fell in late March, as well as in April and May given renewed fears over the European sovereign debt crisis. When the reporting period ended on May 31, 2012, two-year Treasury yields were 0.27% and ten-year Treasury yields were 1.59%, the latter being a historic low.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. Risk appetite was often robust over the first three months of the period, due to some better-than-expected economic data and signs of progress in the European sovereign debt crisis. However, fears related to the situation in Europe caused a number of spread sectors to weaken in April. While the spread sectors posted positive absolute returns in April, they generally lagged equal-durationxii Treasuries. Several of the riskiest spread sectors then performed poorly in May given a flight to quality that was triggered by escalating fears of contagion from Europe and some disappointing economic data in the U.S. For the six months ended May 31, 2012, the Barclays Capital U.S. Aggregate Indexxiii returned 3.46%.

Performance review

For the six months ended May 31, 2012, LMP Capital and Income Fund Inc. returned 4.28% based on its net asset value (“NAV”)xiv and 6.91% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index and the S&P 500 Index, returned 3.46% and 6.23%, respectively. The Lipper Income and Preferred Stock Closed-End Funds Category Averagexv returned 9.20% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.56 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2012 (unaudited)

Price Per Share	6-Month Total Return*
$13.37 (NAV)	4.28%†
$12.52 (Market Price)	6.91%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*	Total returns are based on changes in NAV or market price, respectively.

†	Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡	Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “SCD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSCDX” on most financial websites. Barron’s and the Wall Street Journal’s

LMP Capital and Income Fund Inc.	VII

Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 29, 2012

RISKS: Stock and bond prices are subject to fluctuation. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The repositioning of the Fund’s portfolio may increase a shareholder’s risk of loss associated with an investment in the Fund’s shares. The Fund’s investments in energy-related MLPs subjects it to the risks of investing in MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Funds that invest in securities related to the real estate industry are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VIII	LMP Capital and Income Fund Inc.

Investment commentary (cont’d)

i                     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                  The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii               The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv                The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v                   The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi                The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii             The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii          The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

ix                 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

x                    The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi                 The Alerian MLP Index is a composite of the fifty most prominent energy master limited partnerships (“MLPs”) and is calculated using a float-adjusted, capitalization-weighted methodology.

xii              Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

xiii           The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xiv            Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xv               Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 22 funds in the Fund’s Lipper category.

LMP Capital and Income Fund Inc. 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†                  The bar graph above represents the composition of the Fund’s investments as of May 31, 2012 and November 30, 2011 and does not include derivatives, such as written options, futures contracts, options on futures and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

†                  Represents less than 0.1%.

2	LMP Capital and Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited)

May 31, 2012

LMP Capital and Income Fund Inc.

Security	Shares	Value
Common Stocks — 68.7%
Consumer Staples — 3.7%
Food Products — 1.3%
H.J. Heinz Co.	60,000	$3,184,800
Household Products — 2.4%
Kimberly-Clark Corp.	72,000	5,713,200	(a)
Total Consumer Staples		8,898,000
Energy — 3.1%
Energy Equipment & Services — 2.2%
Diamond Offshore Drilling Inc.	93,020	5,411,904	(a)
Oil, Gas & Consumable Fuels — 0.9%
Total SA, ADR	48,500	2,088,895	(a)
Total Energy		7,500,799
Financials — 26.1%
Capital Markets — 2.7%
Medley Capital Corp.	584,200	6,461,252	(a)
Real Estate Investment Trusts (REITs) — 23.4%
American Capital Agency Corp.	175,000	5,717,250	(a)
Annaly Capital Management Inc.	622,000	10,337,640	(a)
CommonWealth REIT	44,000	776,600	(a)
DCT Industrial Trust Inc.	150,000	873,000
Entertainment Properties Trust	41,000	1,692,070	(a)
Excel Trust Inc.	131,000	1,531,390	(a)
Hatteras Financial Corp.	246,000	7,023,300	(a)
HCP Inc.	41,000	1,674,440	(a)
Health Care REIT Inc.	27,000	1,497,690	(a)
Highwoods Properties Inc.	26,000	838,760	(a)
Hospitality Properties Trust	119,000	2,797,690	(a)
Inland Real Estate Corp.	185,000	1,520,700	(a)
Kilroy Realty Corp.	24,000	1,101,840	(a)
Liberty Property Trust	49,000	1,698,830	(a)
Mack-Cali Realty Corp.	58,000	1,579,920	(a)
OMEGA Healthcare Investors Inc.	90,000	1,899,900	(a)
Primaris Retail Real Estate Investment Trust	46,000	1,018,115	(a)
Ramco-Gershenson Properties Trust	132,000	1,572,120	(a)
Regency Centers Corp.	22,000	963,820	(a)
Senior Housing Properties Trust	50,000	1,032,500	(a)
Starwood Property Trust Inc.	190,000	3,807,600	(a)

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2012 Semi-Annual Report	3

LMP Capital and Income Fund Inc.

Security	Shares	Value
Real Estate Investment Trusts (REITs) — continued
Urstadt Biddle Properties, Class A Shares	85,000	$1,513,000	(a)
Westfield Group	439,000	3,887,154	(a)
Total Real Estate Investment Trusts (REITs)		56,355,329
Total Financials		62,816,581
Health Care — 5.3%
Pharmaceuticals — 5.3%
Bristol-Myers Squibb Co.	206,000	6,868,040	(a)
GlaxoSmithKline PLC, ADR	131,000	5,778,410	(a)
Total Health Care		12,646,450
Industrials — 6.0%
Aerospace & Defense — 2.1%
Lockheed Martin Corp.	60,000	4,968,000	(a)
Machinery — 1.2%
Eaton Corp.	69,000	2,943,540
Trading Companies & Distributors — 2.7%
TAL International Group Inc.	198,000	6,476,580	(a)
Total Industrials		14,388,120
Information Technology — 1.9%
Computers & Peripherals — 1.9%
Seagate Technology PLC	195,000	4,568,850
Telecommunication Services — 19.2%
Diversified Telecommunication Services — 14.5%
AT&T Inc.	215,000	7,346,550	(a)
CenturyLink Inc.	262,000	10,275,640	(a)
France Telecom SA, ADR	230,000	2,904,900	(a)
Verizon Communications Inc.	175,000	7,287,000	(a)
Windstream Corp.	757,470	7,089,919	(a)
Total Diversified Telecommunication Services		34,904,009
Wireless Telecommunication Services — 4.7%
Vodafone Group PLC, ADR	420,000	11,251,800	(a)
Total Telecommunication Services		46,155,809
Utilities — 3.4%
Multi-Utilities — 3.4%
Integrys Energy Group Inc.	68,000	3,678,800	(a)
National Grid PLC	445,000	4,457,921	(a)
Total Utilities		8,136,721
Total Common Stocks (Cost — $159,255,136)		165,111,330

See Notes to Financial Statements.

4	LMP Capital and Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited)

May 31, 2012

LMP Capital and Income Fund Inc.

Security	Rate	Shares	Value
Convertible Preferred Stocks — 16.7%
Energy — 1.6%
Oil, Gas & Consumable Fuels — 1.6%
Apache Corp.	6.000%	80,120	$3,828,134	(a)
Financials — 3.4%
Insurance — 0.9%
MetLife Inc.	5.000%	39,000	2,287,740	(a)
Real Estate Investment Trusts (REITs) — 2.5%
Health Care REIT Inc.	6.500%	110,000	5,902,600	(a)
Total Financials			8,190,340
Utilities — 11.7%
Electric Utilities — 11.7%
Great Plains Energy Inc.	12.000%	154,940	9,232,875	(a)
NextEra Energy Inc.	7.000%	230,010	12,363,037	(a)
PPL Corp.	9.500%	125,000	6,670,000	(a)
Total Utilities			28,265,912
Total Convertible Preferred Stocks (Cost — $40,764,801)			40,284,386

		Shares/ Units
Master Limited Partnerships — 26.5%
Diversified Energy Infrastructure — 10.7%
Energy Transfer Equity LP		332,000	12,061,560	(a)
Enterprise Products Partners LP		212,160	10,344,922	(a)
Genesis Energy LP		55,000	1,582,350
Williams Partners LP		30,000	1,587,000
Total Diversified Energy Infrastructure			25,575,832
Exploration & Production — 4.3%
Linn Energy LLC		289,000	10,268,170	(a)
Gathering/Processing — 4.0%
Chesapeake Midstream Partners LP		88,000	2,202,640
Copano Energy LLC		70,000	1,876,000
MarkWest Energy Partners LP		45,000	2,157,300
Penn Virginia Resource Private LP		80,080	1,765,764	(b)
Western Gas Partners LP		38,000	1,675,420
Total Gathering/Processing			9,677,124
Liquids Transportation & Storage — 6.9%
Buckeye Partners LP		142,500	6,771,600	(a)
Enbridge Energy Partners LP		80,000	2,339,200
Magellan Midstream Partners LP		10,000	688,100
NuStar GP Holdings LLC		75,000	2,391,750

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2012 Semi-Annual Report	5

LMP Capital and Income Fund Inc.

Security			Shares/ Units	Value
Liquids Transportation & Storage — continued
Plains All American Pipeline LP			21,500	$1,688,395
Sunoco Logistics Partners LP			47,000	1,582,960
Tesoro Logistics LP			38,000	1,198,140
Total Liquids Transportation & Storage				16,660,145
Shipping — 0.6%
Golar LNG Partners LP			46,000	1,462,340
Total Master Limited Partnerships (Cost — $70,586,970)				63,643,611

	Rate		Shares
Preferred Stocks — 2.8%
Financials — 2.8%
Real Estate Investment Trusts (REITs) — 2.8%
Ashford Hospitality Trust, Series E	9.000%		33,661	893,363	(a)
CBL & Associates Properties Inc., Series D	7.375%		64,000	1,598,720	(a)
Glimcher Realty Trust, Series G	8.125%		43,353	1,081,224	(a)
Pebblebrook Hotel Trust, Series A	7.875%		31,112	794,289	(a)
Sunstone Hotel Investors Inc., Cumulative Redeemable, Series A	8.000%		91,000	2,275,000	(a)
Total Preferred Stocks (Cost — $6,521,954)				6,642,596

			Shares/ Units
Royalty Trust — 2.8%
Exploration & Production — 2.8%
Sandridge Mississippian Trust I			45,000	1,221,750	(a)
SandRidge Mississippian Trust II			164,000	3,316,080	*
SandRidge Permian Trust			106,000	2,113,640
Total Royalty Trust (Cost — $6,495,262)				6,651,470

	Rate	Maturity Date	Face Amount
Asset-Backed Securities — 0.2%
Asset-Backed Funding Certificates, 2004-FF1 M2	2.414%	1/25/34	$250,507	33,226	(c)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.489%	6/25/34	126,652	41,468	(c)
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	73,417	1	(d)(e)(f)
Fremont Home Loan Trust, 2004-1 M5	1.889%	2/25/34	110,930	56,388	(c)
GSAMP Trust, 2004-OPT M3	1.389%	11/25/34	218,369	94,176	(c)
MASTR Specialized Loan Trust, 2007-2 A	0.589%	5/25/37	355,717	150,275	(c)(d)
Renaissance Home Equity Loan Trust, 2003-4 M3	2.139%	3/25/34	318,037	152,155	(c)
Sail Net Interest Margin Notes, 2003-BC2A A	7.750%	4/27/33	141,210	1	(d)(e)(f)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	71,380	1	(d)(e)(f)
Total Asset-Backed Securities (Cost — $1,555,433)				527,691

See Notes to Financial Statements.

6	LMP Capital and Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2012

LMP Capital and Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — 0.9%
Bear Stearns ARM Trust, 2005-12 24A1	5.487%	2/25/36	$97,509	$68,178	(c)
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.441%	7/25/41	78,186	12,627	(c)
MASTR ARM Trust, 2003-3 3A4	2.270%	9/25/33	631,328	587,766	(c)
Merit Securities Corp., 11PA B2	1.739%	9/28/32	83,142	81,746	(c)(d)
MLCC Mortgage Investors Inc., 2004-A B2	1.159%	4/25/29	234,932	103,654	(c)
MLCC Mortgage Investors Inc., 2004-B B2	1.559%	5/25/29	351,315	247,774	(c)
RBS Greenwich Capital, Mortgage Pass-Through Certificates, 2005-A 5A	7.000%	4/25/35	810,117	600,144
Washington Mutual Inc. Pass-Through Certificates, 2006-AR5 4A	1.148%	6/25/46	523,384	237,221	(c)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	0.669%	6/25/37	505,736	274,693	(c)
Total Collateralized Mortgage Obligations (Cost — $2,792,234)				2,213,803
Corporate Bonds & Notes — 9.2%
Financials — 6.6%
Capital Markets — 1.8%
Charles Schwab Corp./The, Notes	7.000%	2/1/22	4,000,000	4,287,400	(c)(g)
Diversified Financial Services — 1.6%
PPL Capital Funding Inc., Junior Subordinated Notes	6.700%	3/30/67	4,000,000	3,974,028	(c)
Insurance — 3.2%
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	8,000,000	7,640,808	(a)
Total Financials				15,902,236
Utilities — 2.6%
Electric Utilities — 2.6%
NextEra Energy Capital Holding Inc., Junior Subordinated Notes	6.350%	10/1/66	2,000,000	2,041,912	(a)(c)
NextEra Energy Capital Holding Inc., Junior Subordinated Notes	6.650%	6/15/67	4,000,000	4,104,344	(a)(c)
Total Utilities				6,146,256
Total Corporate Bonds & Notes (Cost — $21,357,821)				22,048,492

		Expiration Date	Warrants
Warrants — 0.0%
Buffets Restaurant Holdings (Cost — $0)		4/28/14	215	2	*(b)(e)
Total Investments Before Short-Term Investments (Cost — $309,329,611)				307,123,381

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2012 Semi-Annual Report	7

LMP Capital and Income Fund Inc.

	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.9%
Repurchase Agreements — 1.9%
Interest in $450,000,000 joint tri-party repurchase agreement dated 5/31/12 with RBS Securities Inc.; Proceeds at maturity — $4,716,024; (Fully collateralized by various U.S. government agency obligations, 1.000% to 7.250% due 5/29/13 to 11/15/30; Market value — $4,810,353) (Cost — $4,716,000)	0.180%	6/1/12	$4,716,000	$ 4,716,000
Total Investments — 129.7% (Cost — $314,045,611#)				311,839,381
Liabilities in Excess of Other Assets — (29.7)%				(71,453,289)
Total Net Assets — 100.0%				$240,386,092

*            Non-income producing security.

(a)         All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(b)        Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(c)         Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)        Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)         Illiquid security.

(f)           The coupon payment on these securities is currently in default as of May 31, 2012.

(g)        Security has no maturity date. The date shown represents the next call date.

#            Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR	— American Depositary Receipts
ARM	— Adjustable Rate Mortgage
IO	— Interest Only
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

8	LMP Capital and Income Fund Inc. 2012 Semi-Annual Report

Statement of assets and liabilities (unaudited)

May 31, 2012

Assets:
Investments, at value (Cost — $314,045,611)	$ 311,839,381
Foreign currency, at value (Cost — $165)	125
Cash	243,245
Receivable for securities sold	5,833,725
Dividends and interest receivable	1,591,502
Prepaid expenses	19,882
Total Assets	319,527,860

Liabilities:
Loan payable (Note 5)	77,000,000
Payable for securities purchased	1,864,890
Investment management fee payable	237,359
Interest payable (Note 5)	22,676
Accrued expenses	16,843
Total Liabilities	79,141,768
Total Net Assets	$ 240,386,092

Net Assets:
Par value ($0.001 par value; 17,983,331 shares issued and outstanding; 100,000,000 shares authorized)	$ 17,983
Paid-in capital in excess of par value	393,723,276
Undistributed net investment income	3,163,266
Accumulated net realized loss on investments and foreign currency transactions	(154,311,545)
Net unrealized depreciation on investments and foreign currencies	(2,206,888)
Total Net Assets	$ 240,386,092

Shares Outstanding	17,983,331

Net Asset Value	$13.37

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2012 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended May 31, 2012

Investment Income:
Dividends and distributions	$ 9,731,793
Return of capital (Note 1(f))	(1,414,686)
Net Dividends and Distributions	8,317,107
Interest	968,410
Less: Foreign taxes withheld	(84,546)
Total Investment Income	9,200,971

Expenses:
Investment management fee (Note 2)	1,423,964
Interest expense (Note 5)	344,709
Transfer agent fees	121,547
Legal fees	48,080
Audit and tax	46,935
Shareholder reports	27,566
Directors’ fees	24,086
Fund accounting fees	12,903
Stock exchange listing fees	10,687
Insurance	4,957
Custody fees	1,626
Miscellaneous expenses	8,044
Total Expenses	2,075,104
Net Investment Income	7,125,867

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Loss From:
Investment transactions	(9,837,843)
Foreign currency transactions	(513)
Net Realized Loss	(9,838,356)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	13,694,768
Foreign currencies	(616)
Change in Net Unrealized Appreciation (Depreciation)	13,694,152
Net Gain on Investments and Foreign Currency Transactions	3,855,796
Increase in Net Assets From Operations	$10,981,663

See Notes to Financial Statements.

10	LMP Capital and Income Fund Inc. 2012 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended May 31, 2012 (unaudited) the Period Ended November 30, 2011, and the Year Ended December 31, 2010	2012	2011†	2010
Operations:
Net investment income	$ 7,125,867	$ 19,599,226	$ 16,282,966
Net realized gain (loss)	(9,838,356)	59,398,832	2,411,673
Change in net unrealized appreciation (depreciation)	13,694,152	(68,308,269)	35,056,300
Increase in Net Assets From Operations	10,981,663	10,689,789	53,750,939

Distributions to Shareholders From (Note 1):
Net investment income	(10,879,667)	(14,862,196)	(16,180,617)
Decrease in Net Assets From Distributions to Shareholders	(10,879,667)	(14,862,196)	(16,180,617)

Fund Share Transactions (Notes 6 and 8):
Cost of tendered shares (1,942,799, 10,037,976 and 0 tendered shares, respectively)	(25,988,673)	(140,013,284)	—
Decrease in Net Assets From Fund Share Transactions	(25,988,673)	(140,013,284)	—
Increase (Decrease) in Net Assets	(25,886,677)	(144,185,691)	37,570,322

Net Assets:
Beginning of period	266,272,769	410,458,460	372,888,138
End of period*	$240,386,092	$266,272,769	$410,458,460
*Includes undistributed net investment income of:	$3,163,266	$6,917,066	$2,032,848

†  For the period January 1, 2011 to November 30, 2011.

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2012 Semi-Annual Report	11

Statement of cash flows (unaudited)

For the Six Months Ended May 31, 2012

Increase (Decrease) in Cash: Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$ 10,981,663
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(105,915,447)
Proceeds from sales of portfolio securities	123,456,558
Net purchases, sales and maturities of short-term investments	9,217,000
Return of capital	1,414,686
Net amortization of premium (accretion of discount)	869,615
Increase in receivable for securities sold	(5,820,348)
Decrease in interest and dividends receivable	721,611
Increase in prepaid expenses	(5,606)
Increase in payable for securities purchased	1,864,890
Increase in investment management fee payable	2,674
Decrease in Directors’ fee payable	(2,377)
Decrease in interest payable	(63)
Decrease in accrued expenses	(67,611)
Net realized loss on investments	9,837,843
Change in unrealized appreciation of investments and foreign currencies	(13,694,768)
Net Cash Provided by Operating Activities*	32,860,320

Cash Flows From Financing Activities
Distributions paid on common stock	$ (10,879,667)
Payment for tendered shares	(25,988,673)
Increase in loan payable	4,000,000
Net Cash Used in Financing Activities	(32,868,340)
Net Decrease in cash	(8,020)
Cash at beginning of year	251,390
Cash at end of year	$ 243,370

*  Included in operating expenses is cash of $344,772 paid for interest on borrowings.

See Notes to Financial Statements.

12	LMP Capital and Income Fund Inc. 2012 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:

	2012[1]	2011[2]	2010[3]	2009[3]	2008[4,5]	2008[4,6]	2007[4,6]	2006[4,6]

Net asset value, beginning of period	$13.36	$13.70	$12.44	$10.07	$11.20	$22.95	$21.15	$19.69

Income (loss) from operations:
Net investment income	0.39	0.86	0.54	0.43	0.11	0.31	0.13	0.48
Net realized and unrealized gain (loss)	0.15	(0.73)	1.26	2.46	(0.96)	(8.85)	3.22	2.18
Total income (loss) from operations	0.54	0.13	1.80	2.89	(0.85)	(8.54)	3.35	2.66

Less distributions from:
Net investment income	(0.56)	(0.58)	(0.54)	(0.52)	(0.28)	(0.20)	(0.01)	(0.55)
Net realized gains	—	—	—	—	—	(3.01)	(1.54)	(0.65)
Total distributions	(0.56)	(0.58)	(0.54)	(0.52)	(0.28)	(3.21)	(1.55)	(1.20)

Increase in net asset value due to shares repurchased in tender offers	0.03	0.11	—	—	—	—	—	—
Net asset value, end of period	$13.37	$13.36	$13.70	$12.44	$10.07	$11.20	$22.95	$21.15

Market price, end of period	$12.52	$12.23	$12.45	$10.35	$7.73	$9.07	$19.88	$18.19
Total return, based on NAV[7,8]	4.28%[9]	1.84%[9]	14.83%	29.52%	(7.43)%	(42.09)%	16.32%	13.89%
Total return, based on market price[10]	6.91%	2.80%	26.18%	42.02%	(11.44)%	(44.95)%	18.22%	13.24%

Net assets, end of period (000s)	$240,386	$266,273	$410,458	$372,888	$301,672	$335,588	$687,760	$633,888

Ratios to average net assets:
Gross expenses	1.59%[11]	1.53%[11]	1.49%	1.59%	3.10%[11]	2.72%	3.03%[12]	3.13%
Net expenses[13]	1.59 [11]	1.53 [11]	1.49	1.59	3.10 [11]	2.72	3.03 [12,14]	3.13 [14]
Net investment income	5.47 [11]	5.94 [11]	4.29	3.90	6.74 [11]	1.73	0.60	2.33

Portfolio turnover rate	33%	79%[15]	49%[15]	135%[15]	8%	169%[15]	180%	193%

Supplemental data:
Loans Outstanding, End of Period (000s)	$77,000	$73,000	$100,000	$60,000	$100,000	$145,000	$170,000	$220,000
Asset Coverage for Loan Outstanding	412%	465%	511%	721%	402%	331%	505%	388%
Weighted Average Loan (000s)	$74,372	$92,757	$73,589	$66,192	$123,361	$168,497	$181,370	$220,000
Weighted Average Interest Rate on Loans	0.91%	0.91%	1.62%	1.44%	3.35%	3.89%	5.67%	5.26%

1     For the six months ended May 31, 2012 (unaudited).

2     For the period January 1, 2011 to November 30, 2011.

3     For the year ended December 31.

4     Per share amounts have been calculated using the average shares method.

5     For the period November 1, 2008 through December 31, 2008.

6     For the year ended October 31.

7     Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2012 Semi-Annual Report	13

Financial highlights (cont’d)

8              The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

9              The total return reflects an increase in net asset value due to shares repurchased in tender offers. Absent these tender offers, the total return would have been 4.05% for the six months ended May 31, 2012 and 1.00% for the period ended November 30, 2011.

10         The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

11         Annualized.

12         Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

13         The impact of compensating balance arrangements, if any, was less than 0.01%.

14         Reflects fee waivers and/or expense reimbursements.

15         Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 115% for the period ended November 30, 2011, 111% and 185% for the years ended December 31, 2010 and 2009, respectively, and 177% for the year ended October 31, 2008.

See Notes to Financial Statements.

14	LMP Capital and Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income. The Fund pursues its investment objective by investing 80% of its assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The Fund is permitted to invest up to 25% of its total assets in energy master limited partnerships (“MLPS”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

LMP Capital and Income Fund Inc. 2012 Semi-Annual Report	15

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16	LMP Capital and Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$165,111,330	—	—	$165,111,330
Convertible preferred stocks	40,284,386	—	—	40,284,386
Master limited partnerships	61,877,847	$ 1,765,764	—	63,643,611
Preferred stocks	4,367,596	2,275,000	—	6,642,596
Royalty trusts	6,651,470	—	—	6,651,470
Asset-backed securities	—	527,691	—	527,691
Collateralized mortgage obligations	—	2,213,803	—	2,213,803
Corporate bonds & notes	—	22,048,492	—	22,048,492
Warrants	—	—	$ 2	2
Total long-term investments	$278,292,629	$28,830,750	$ 2	$307,123,381
Short-term investments†	—	4,716,000	—	4,716,000
Total investments	$278,292,629	$33,546,750	$ 2	$311,839,381

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Common Stocks	Warrants	Total
Balance as of November 30, 2011	$ 36,120	$ 2	$ 36,122
Accrued premiums/discounts	—	—	—
Realized gain (loss)[1]	36,268	—	36,268
Change in unrealized appreciation (depreciation)[2]	(36,120)	—	(36,120)
Purchases	—	—	—
Sales	(36,268)	—	(36,268)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of May 31, 2012	—	$ 2	$ 2
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2012		—	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

1  This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operation.

2  This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

LMP Capital and Income Fund Inc. 2012 Semi-Annual Report	17

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

18	LMP Capital and Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(d) Master limited partnerships. The Fund may invest up to 25% of its total assets in the securities of Master Limited Partnerships (“MLPs”) whose primary business is in the oil and gas, natural resources or commodities industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(e) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(f) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital and the Fund’s investments in REITs generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded. For the period ended May 31, 2012, the Fund estimated that approximately 14.54% of the distributions received by the Fund would be treated as a return of capital.

LMP Capital and Income Fund Inc. 2012 Semi-Annual Report	19

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income by the Fund, if any, are declared and paid on a quarterly basis. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. The Fund may distribute additional amounts if required under the income tax regulations. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular quarterly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any quarterly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

20	LMP Capital and Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statements of Cash Flows.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

The Fund may invest in up to 25% of its total assets in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The distributions paid by the MLPs generally do not constitute income for tax purposes. Each MLP may allocate losses to the Fund which are generally not deductible in computing the Fund’s taxable income until such time as that particular MLP either generates income to offset those losses or the Fund disposes of units in that MLP. This may result in the Fund’s taxable income being substantially different than its book income in any given year. As a result, the Fund may have insufficient taxable income to support its distributions paid resulting in a return of capital to shareholders. A return of capital distribution is generally not treated as taxable income to shareholders and instead reduces a shareholder’s basis in their shares of the Fund.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

LMP Capital and Income Fund Inc. 2012 Semi-Annual Report	21

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. ClearBridge provides investment advisory services to the Fund by both determining the allocation of the Fund’s assets between equity and fixed-income investments and performing the day-to-day management of the Fund’s investments in equity securities. Western Asset provides advisory services to the Fund by performing the day-to-day management of the Fund’s fixed-income investments. For its services, LMPFA pays the subadvisers 70% of the net management fee it receives from the Fund. This fee will be divided on a pro rata basis, based on assets allocated to each subadviser, from time to time.

Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

During the periods in which the Fund is utilizing borrowings, the fee which is payable to LMPFA as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s net assets, including those investments purchased with borrowings. Borrowings for the purpose of the calculation of the management fee include loans from certain financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements, if any.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

22	LMP Capital and Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the six months ended May 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$105,915,447
Sales	123,456,558

At May 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 17,481,196
Gross unrealized depreciation	(19,687,426)
Net unrealized depreciation	$ (2,206,230)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended May 31, 2012, the Fund did not invest in any derivative instruments.

5. Line of credit

The Fund has a 364 day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $125,000,000. Unless renewed, this agreement terminates on December 12, 2012. The interest on the loan is calculated at a variable rate based on LIBOR, plus any applicable margin. Interest expense related to the loan for the six months ended May 31, 2012 was $344,709. For the six months ended May 31, 2012, the Fund incurred no commitment fee. For the six months ended May 31, 2012, the Fund had an average daily loan balance outstanding of $74.4 million and the weighted average interest rate was 0.91%. At May 31, 2012, the Fund had $77,000,000 of borrowings outstanding per this credit agreement.

6. Capital shares

On November 20, 2006, the Fund’s Board of Directors (the “Board”) authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund’s common stock (the “Program”). The Board directed the investment manager of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board.

This is the fourth repurchase program authorized by the Board since the Fund’s inception in 2004. Pursuant to the Fund’s previous three repurchase

LMP Capital and Income Fund Inc. 2012 Semi-Annual Report	23

programs of up to 1,000,000 shares each, the Fund has repurchased 3,000,000 shares of common stock.

7. Distributions subsequent to May 31, 2012

On May 10, 2012, the Board declared a quarterly distribution of $0.28 per share, payable on June 29, 2012 to shareholders of record on June 22, 2012.

8. Tender offers

During the six months ended May 31, 2012, the Fund, in accordance with its tender offer for up to 996,307 and 946,492 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $13.07 and $13.70 per share (98% of the net asset value per share of $13.33 on December 28, 2011 and $13.97 on March 29, 2012). Each of these tendered shares represented 5% of the Fund’s then outstanding shares.

During the period ended November 30, 2011, the Fund, in accordance with its tender offers for up to 8,989,232 and 1,048,744 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $14.15 and $12.22 per share (98% of the net asset value per share of $14.43 on June 30, 2011 and $12.46 on September 30, 2011). These shares represent 30% and 5%, respectively, of the Fund’s then outstanding shares.

9. Capital loss carryforward

As of November 30, 2011, the Fund had a net capital loss carryforward of approximately $141,135,271, of which $16,204,030 expires in 2016, $121,685,830 expires in 2017 and $3,245,411 expires in 2018. These amounts will be available to offset any future taxable capital gains.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

24	LMP Capital and Income Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of LMP Capital and Income Fund Inc. was held on March 30, 2012, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	17,074,016	652,466
Daniel P. Cronin	17,097,725	628,757
Paolo M. Cucchi	17,066,272	660,210

At May 31, 2012, in addition to Carol L. Colman, Daniel P. Cronin and Paolo M. Cucchi, the other Directors of the Fund were as follows:

Leslie H. Gelb
R. Jay Gerken
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

LMP Capital and Income Fund Inc.	25

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certified form. Any proxy you receive will include all Common Shares you have received under the Plan.

26	LMP Capital and Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

LMP

Capital and Income Fund Inc.

Directors	LMP Capital and Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadvisers	New York, NY 10017
Jeswald W. Salacuse	ClearBridge Advisors, LLC
	Western Asset Management Company	New York Stock Exchange Symbol
Officers	Western Asset Management Company Limited	SCD
R. Jay Gerken
President and Chief Executive Officer	Custodian
Richard F. Sennett	State Street Bank and Trust Company
Principal Financial Officer	1 Lincoln Street
Ted P. Becker	Boston, MA 02111
Chief Compliance Officer
Vanessa A. Williams	Transfer agent
Identity Theft Prevention Officer	American Stock Transfer & Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and Chief Legal Officer	New York, NY 10038
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

LMP Capital and Income Fund Inc.

LMP Capital and Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Capital and Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

FD04219 7/12 SR12-1690

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Capital and Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
LMP Capital and Income Fund Inc.

Date:	July 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
LMP Capital and Income Fund Inc.

Date:	July 25, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
LMP Capital and Income Fund Inc.

Date:	July 25, 2012